Exhibit 10.15

NINTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
THIS NINTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 17, 2020, amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc.), a Virginia limited liability company (the “Servicer”), the Originators party thereto, the Conduit Purchasers listed on Schedule I thereto, the Committed Purchasers listed on Schedule I thereto, the LC Banks listed on Schedule III thereto, the Facility Agents listed on Schedule I thereto, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), TRUIST BANK (successor by merger to SunTrust Bank), as the co-administrative agent (the “Co-Administrative Agent”), and FERGUSON PLC (formerly Wolseley plc), a company incorporated in Jersey (the “Parent”).
Preliminary Statement: The Seller and the Servicer have requested the Administrative Agent, the Co-Administrative Agent and the Facility Agents to make certain amendments to the Receivables Purchase Agreement to address the temporary business dislocations caused by the COVID-19 pandemic, and the Administrative Agent, the Co-Administrative Agent and the Facility Agents signatory hereto are willing to agree to such amendments in accordance with the terms hereof. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date (defined below), refer to the Receivables Purchase Agreement as amended hereby.
I.    AMENDMENTS
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Receivables Purchase Agreement is amended as follows:
1.1    Amendments of Definitions. The following amendments are made to Section 1.01 of the Receivables Purchase Agreement:
    (a)    The definition of “LIBOR” in Section 1.01 of the Receivables Purchase Agreement is hereby amended to read as follows:
    “LIBOR” shall mean, for any Purchase Group and any Calculation Period, a rate per annum, to be reasonably determined by the related Facility Agent, equal to the rate per annum which appears on the Reuters BBA Libor Page 3750, or such other page as may replace page 3750 on that service (rounded up to the nearest 1/100 of 1%), for the purpose of displaying London interbank offered rates of major banks for deposits of Dollars, at or about 11:00 a.m. (London time) two London Business Days prior to the first day of such Calculation Period or other period, as applicable, for a period equal to such Calculation Period or other period, as applicable, in an amount substantially equal to the amount of Dollars to be funded; provided, that in the event no rate is so posted, “LIBOR” shall mean the arithmetic average (rounded up to only four decimal places) of the offered quotations by the related Facility Agent for deposits of Dollars at or about 11:00 a.m. (London time) two London Business Days prior to the Calculation Period or other period, as applicable, in an amount substantially equal to the amount of Dollars to be funded; and provided further, that if “LIBOR” shall be determined or quoted to be less than zero, then “LIBOR” shall be deemed to be zero for purposes of this Agreement and the other Transaction Documents..
    (b)    A new definition of “Temporary Period” is hereby added to Section 1.01 of the Receivables Purchase Agreement in the appropriate alphabetical place to read as follows:
    “Temporary Period” shall mean the Calculation Periods of April, May and June 2020.

1.2    Amendment of Termination Events. The Termination Events specified in clauses (k) (Delinquency Ratio), (l) (Default Ratio) and (o) (Percentage Interest trigger) of Section 9.01 of the Receivables Purchase Agreement are hereby amended to read as follows:
    (k)    for any Calculation Period not in the Temporary Period, 3-month rolling average Delinquency Ratio exceeds (i) for the January, February, March and December reporting months (as calculated in each such month for the preceding Calculation Period), 13.50% and (ii) for all other reporting months, 12.50%;
        (l)    3-month rolling average Default Ratio exceeds (i) for each of the May, June, and July 2020 reporting months (as calculated for the preceding calendar month in the Temporary Period), 5.00%, and (ii) for all other reporting months, 3.00%;
    (o) the Percentage Interest exceeds (i) 100% (95% if the product of clause (b) in the definition of “Loss Reserve Percentage” is equal to or less than 15% for any Calculation Period in the Temporary Period and 90% if the Parent is at Leverage Level 3), and such circumstance continues for two (2) consecutive Business Days (one (1) Business Day if the Parent is at Leverage Level 2 or Leverage Level 3) after the Seller knows or should know of such circumstance;
    II.    REPRESENTATIONS AND WARRANTIES
2.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
III.    CONDITIONS TO EFFECTIVENESS
3.1     This Amendment shall be effective on the date (the “Amendment Effective Date”) on which (a) each of the Facility Agents signatory to this Amendment shall have received from the Seller an amendment fee equal to $50,000 and (b) the Administrative Agent, the Co-Administrative Agent and the Facility Agents shall have received duly executed counterparts of this Amendment.
IV.     MISCELLANEOUS
4.1    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

    4.2    This Amendment, the other Transaction Documents and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment or any other Transaction Document (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on it to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation enforceable against it in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by any Facility Agent, the Administrative Agent or the Co-Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Each of Facility Agent, the Administrative Agent and the Co-Administrative Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Each party shall be entitled to rely on any Electronic Signature purportedly given by or on behalf any other party without further verification and (b) upon the request of any party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC, as Seller

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an Originator and Servicer

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

ENERGY & PROCESS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON FIRE & FABRICATION, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda Crowder
    Title: Treasurer

[Signature Page to 9th Amendment to Ferguson RPA]

FERGUSON PLC, as Parent

By: /s/ Phil Scott
    Name: Phil Scott
    Title: Group Head of Tax and Treasury

[Signature Page to 9th Amendment to Ferguson RPA]

ROYAL BANK OF CANADA, as Administrative Agent and a Facility Agent

    By: /s/ Veronica Gallagher
    Name: Veronica Gallagher
    Title: Authorized Signatory

[Signature Page to 9th Amendment to Ferguson RPA]

TRUIST BANK (successor by merger to SunTrust Bank), as Co-Administrative Agent and a Facility Agent

    By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

[Signature Page to 9th Amendment to Ferguson RPA]

SOCIÉTÉ GÉNÉRALE, as a Facility Agent

    By: /s/ Martin Finan
    Name: Martim Finan
    Title: Managing Director

[Signature Page to 9th Amendment to Ferguson RPA]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

[Signature Page to 9th Amendment to Ferguson RPA]

PNC BANK, NATIONAL ASSOCIATION, as a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice Preisdent
[Signature Page to 9th Amendment to Ferguson RPA]